WARRANT AMENDMENT

REFERENCE is hereby made to the Warrants referred to in Schedule A hereto to purchase an aggregate of 4,537,661 shares of the Common Stock of SiriCOMM, Inc., a Delaware corporation (the “Company”) in the names set forth on such Schedule A (the “Holders”) originally issued on the dates set forth on Schedule A (the “Original Warrants”).

WHEREAS, the Company has entered into that certain Loan Agreement, dated as of the date hereof, by and between the Company and Sunflower Capital, LLC; and

WHEREAS, to induce Sunflower Capital, LLC to enter into the Loan Agreement, the Company has agreed to modify the Original Warrants as set forth herein.

NOW THEREFORE, in consideration of the agreements set forth in this Warrant Amendment (this “Amendment”) and those related to the original issuance of the Original Warrants and to induce Sunflower Capital, LLC to enter into the Loan Agreement, the Company and the Holders hereby agree as follows:

1.	CERTAIN DEFINITIONS.

(a)         Except as otherwise provided in this Amendment, all words and terms defined in the Original Warrants, have the same meanings in this Amendment as such defined words and terms are given in the Original Warrants.

(b)        The Original Warrants are hereby amended by amending and restating, the definition of “Expiration Date” as follows:

“‘Expiration Date’ shall mean March 31, 2012.’”

2.            ELIMINATION OF REDEMPTION RIGHTS. The Original Warrants which contain redemption rights are hereby amended by deleting Section 11 entitled “Redemption Rights” thereof.

3.            EFFECT OF ORIGINAL WARRANTS. Except as supplemented and amended by this Amendment and such conforming changes as necessary to reflect the modification herein, all of the provisions of the Original Warrants shall remain in full force and effect from and after the effective date of this Amendment.

This Amendment has been duly authorized and approved by all required corporate action by the Company and does not violate the certificate of incorporation or by-laws of the Company.

SIRICOMM, INC.

By: /s/ Mark L. Grannell

Mark L. Grannell
President

Dated:	March 14, 2007

ATTEST:

/s/ Matthew McKenzie

Matthew McKenzie

Chief Financial Officer

SCHEDULE A

NAME	WARRANTS

Philip Tearney	150,000
Sunflower Capital, LLC	3,537,661
William Moore	850,000

TOTALS	4,537,661

3